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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                JULY 31, 1998
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                          CONTINENTAL NATURAL GAS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
OKLAHOMA                                               0-22867                     73-1198957
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(STATE OF OTHER JURISDICTION OF INCORPORATION)       (COMMISSION)           (IRS EMPLOYER FILE NUMBER)
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1437 SOUTH BOULDER, SUITE 1250      TULSA,   OKLAHOMA                 74119
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (918) 582-4700
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                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)




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ITEM 5.           OTHER EVENTS.

         Continental Natural Gas, Inc. (the "Company") has entered into an Agreement and Plan of Merger, dated July 31, 1998, (the "Agreement") by and among CMS Energy Corporation ("CMS Energy"), CMS Merging Corporation, Continental Natural Gas, Inc., Adams Affiliates, Inc. and Cottonwood Partnership providing for CMS Energy to acquired the Company in a non-taxable stock-for-stock transaction. The Company and the CMS Energy have agreed to an exchange of shares which values the Company's common stock at $10.00 per share and values CMS Energy's common stock at the average price for such shares based on a ten-day period ending five days before closing. The Company intends to file a proxy statement with the Securities and Exchange Commission in the near future and shareholders for the Company will vote on the transaction at a shareholders' meeting expected to be held during the fourth quarter of 1998. The transaction, intending to be a "pooling of interests" for accounting purposes, is subject to review under federal antitrust laws and to certain other conditions.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         The Company files the following exhibits as part of this Report:

         Exhibit 2 Agreement and Plan of Merger by and among CMS Energy Corporation, CMS Merging Corporation, Adams Affiliates, Inc. and Cottonwood Partnership dated July 31, 1998.

         Exhibit 99 Copy of the Company's press release dated August 3, 1998, publicly announcing the actions reported herein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       CONTINENTAL NATURAL GAS, INC.




Dated:  August 11, 1997                By  /s/ GARRY D. SMITH
                                           ------------------------------------
                                           Garry D. Smith, Vice President-
                                           Controller and Chief Financial
                                           Officer


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                                INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION
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Exhibit 2         Agreement and Plan of Merger by and among CMS Energy
                  Corporation, CMS Merging Corporation, Continental Natural Gas, Inc., Adams Affiliates, Inc. and Cottonwood Partnership dated July 31, 1998.

Exhibit 99 Copy of the Company's press release dated August 3, 1998, publicly announcing the actions reported herein.

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